                                                                   EXHIBIT 10(B)
                                                                   -------------
                           CROWN LABORATORIES, INC.

                            STOCK OPTION AGREEMENT


     THIS AGREEMENT is made as of July 25, 1997 between CROWN LABORATORIES, INC., a Delaware company (hereinafter called the "Company"), and EWE TRUST NUMBER 1, a Florida trust (hereinafter called the "Optionee"). Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Equipment Lease between the Company and the Optionee, dated as of July 25, 1997 (the "Equipment Lease").

     WHEREAS, the Company has determined that it is in its best interests to acquire the use of the Equipment in accordance with the terms of the Equipment Lease;

     WHEREAS, in order to induce the Optionee, as Lessor, to enter into the Equipment Lease, the Company and the Optionee desire to enter into an agreement whereby the Company will grant the Optionee alternative options to purchase shares of the Company's common stock, par value $0.001 per share (the "Common Stock") in certain circumstances and under certain conditions,

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Optionee agree as follows:

     THE OPTIONS, AND THE COMMON STOCK ISSUABLE UPON THEIR EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE OTHERWISE WITH OTHER SUCH LAWS COVERING THE OPTIONS AND/OR THE COMMON STOCK ISSUABLE UPON ITS EXERCISE, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CROWN LABORATORIES, INC. THAT AN EXEMPTION IS AVAILABLE UNDER THE SECURITIES ACT OR OTHER SUCH LAWS.

     1.  ORIGINAL OPTION
         ---------------

     (A) OPTION GRANT.  Pursuant to and subject to the terms and conditions of
         ------------
this Agreement, the Company grants the Optionee the option to purchase an aggregate of seven hundred thirty-four thousand four hundred (734,400) shares ("Original Option Shares") of the presently authorized and unissued Common Stock (subject to adjustment as provided herein in Section 1(e) and 1(f) of this agreement, the "Original Option"). The grant of the Original Option is in consideration of the transactions described in the Equipment Lease.

     (B) TERM. The Original Option shall be exercisable by the optionee at any
         ----
time prior to the end of the 60th month of the Term of the Equipment Lease, subject to the provisions of Sections 1(e), 1(f) and 1(g) hereof (the "Original Option Term")

     (C) EXERCISE PRICE. The exercise price for the Original Option shall
         --------------
initially be $1.25 per share (the "Original Exercise Price"). Subject to adjustment as provided in Sections 1(e) and Section 1(f) hereof, the Original Exercise Price shall be payable by (i) the Optionee's delivery to the Company of
(A) the canceled Equipment Lease, and (B) within forty-five (45) days thereof, free and clear title to the Equipment reasonably satisfactory to the Company or
(ii) in the Company's sole discretion upon the Optionee's written request, the delivery of the aggregate Original Exercise Price in the form of cash or in immediately available funds.

     (D) METHOD OF EXERCISE. Within ninety (90) days after the date of
         ------------------
delivery by the Optionee of a written notice to the Company, substantially in the form of Exhibit A attached hereto, stating its intention to exercise the Original Option (a "Notice of Intent"), the Optionee may, subject to the provisions of Section 7 hereof, at its election exercise all of, but not less than all of, the then outstanding Original Option by the delivery to the Company of a written notice, substantially in the form of Exhibit B attached hereto (an "Exercise Notice"), together with payment in full of the Original Exercise Price as described in Section 1(c) hereof.

     (E) ADJUSTMENTS; PARTIAL EXPIRATION OF THE ORIGINAL OPTIONS.  If, on any
         -------------------------------------------------------
date on or prior to the last day of the 18th month of the Equipment Lease Term (the "Prepayment Expiration Date"), the Financed Amount under the Equipment Lease is reduced to $600,000 or less by one or more prepayments of principal outstanding under the Equipment Lease (the "Prepayment") or otherwise, then one hundred eighty-four thousand (184,400) of the Original Option Shares shall expire without further action on the date of Prepayment by the Company. All of, but not less than all of, the remaining five hundred fifty thousand (550,000) Original Option Shares will thereafter, from the Prepayment Expiration Date until the end of the Original Option Term, be exercisable at the election of the Optionee, at an exercise price of $1.09 per share under the terms and conditions of this Agreement. If the Company does not reduce the Financed Amount under the Equipment Lease to $600,000 or less on or prior to the

Prepayment Expiration Date, the number and exercise price of the Original Option shall be unchanged from the terms of Section 1(c) until the end of the Original Option Term.

     (F) MANDATORY EXERCISE. If, at any time prior to the end of the
         ------------------
Original Option Term, the average closing price of the Common Stock (as calculated in the following sentence) is $3.50 or more per share during the Trade Period, the Optionee shall exercise all of the then outstanding Original Option at the then applicable Exercise Price on the first business date following the end of the Trade Period (as defined below) (i.e., either (i) 734,400 Option Shares exercisable at an Exercise Price of $1.25 per share if the Company has not timely made the Prepayment or (ii) 550,000 Options Shares exercisable at an Exercise Price of $1.09 per share if the Company has timely made the Prepayment), and the Company shall sell, and the Optionee shall purchase, all of the shares of Common Stock underlying such Original Option on the first business date following the end of the Trade Period (as defined below) (the "Mandatory Exercise"). For purposes of this provision, the average closing price of the Common Stock shall be the average of its last sale price as reported in the principal consolidated transaction reporting system of the American Stock Exchange, Inc. (or the then principal trading market for the Common Stock) over a fourteen (14) consecutive trading day period (the "Trade Period"). The Exercise Price shall be payable in the same manner and form as
Section 1(c) prescribes.

     (G) TERMINATION.  The Original Option shall terminate and expire at
         -----------
5:00 pm (New York time) on the earlier of (i) the last day of the 60th month of the Term of the Equipment Lease, provided, however, that the Company has made
                                 --------  -------  ----
all monthly Rent payments as provided in Section 2 of the Equipment Lease, or
(ii) the date on which the Company exercises the option to purchase the Equipment pursuant to Section 23 of the Equipment Lease (in either case, the "Expiration Date").

     2.  NEW OPTION.
         ----------

         (A) EXCHANGE.  If, the Original Option has terminated and expired
             --------
without exercise as provided in Section 1(g) hereof, the Company shall, at the Expiration Date, cancel all of the then outstanding Original Option and grant the Optionee an option to purchase five hundred fifty thousand (550,000) shares of Common Stock (the "New Option").

         (B) TERM. The New Option shall be exercisable by the Optionee on or
             ----
prior to the date which is thirty-six (36) months from the Expiration Date (the "New Option Term").

         (C) EXERCISE PRICE.  The New Option shall be exercisable by the
             --------------
Optionee during the New Option Term at an exercise price (the "New Option Exercise Price") equal to the last sale price of the Common Stock as reported in the principal consolidated transaction reporting system of the American Stock Exchange, Inc. (or other applicable national securities exchange or the NASDAQ) on the trading day immediately preceding the Expiration Date.

The New Option Exercise Price shall be payable by the Optionee in cash or in immediately available funds.

         (D) METHOD OF EXERCISE. Within ninety (90) days after the date of
             ------------------
delivery by the Optionee of a Notice of Intent stating its intention to exercise the New Option, the Optionee may, subject to the provisions of Section 7 hereof, at its election exercise the New Option, in whole or in part, by the delivery to the Company of an Exercise Notice, together with payment in full of the New Option Exercise Price as described in Section 2(c) hereof.

         (E) TERMINATION.  The New Option shall terminate and expire on the
             -----------
last day of the New Option Term at 5:00 pm (New York time).

      3. OPTION REFERENCE. The Original Option and the New Option are
         ----------------
hereinafter collectively referred to as the "Options." The shares of Common Stock underlying the Options are hereinafter referred to as the "Option Shares."

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
         ---------------------------------------------
represents and warrants to the Optionee as follows:

         (A) ORGANIZATION AND STANDING. The Company is a corporation duly
             -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to enter into this Agreement and to carry out its obligations hereunder. The Company is in good standing in the State of Nevada, in which the Company's principal place of business is located.

         (B) AUTHORITY. The execution and delivery of this Agreement by the
             ---------
Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company and no action of the Company's shareholders are necessary to authorize this Agreement or any of the transactions contemplated hereby; this Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the Optionee, is enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

         (C) RESERVATION OF SHARES. The Company has taken all necessary
             ---------------------
corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the Options, and at all times from the date hereof through the expiration of the Options will have reserved, a number of authorized and unissued shares of the Company's Common Stock not less than 734,400, such amount being subject to adjustment as provided in Sections 1(e) and 1(f) hereof, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

          (D) NO LIENS. The Option Shares issued to the Optionee upon the
              --------
exercise of the Options will be, upon delivery thereof to the Optionee, free and clear of all claims, preemptive rights, liens, charges, encumbrances and security interests of any nature whatsoever.

          (E) NO CONFLICTS. The execution and delivery of this Agreement by the
              ------------
Company does not, and, subject to compliance with applicable law, the consummation by the Company of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such violation, conflict, breach, default, termination, acceleration, right of termination, cancellation or acceleration, loss, or creation, a "Violation") by the Company or any of its subsidiaries of (i) any provision of the Certificate of Incorporation or the Bylaws of the Company or any of its subsidiaries, each as amended to date, (ii) any material provision of any material loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise or license (a "Material Contract") of the Company or any of its subsidiaries or to which any of them is a party or by which any of them or their respective properties or assets are bound, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or any of their respective properties or assets.

       5. REPRESENTATIONS AND WARRANTIES OF OPTIONEE. The Optionee hereby
          ------------------------------------------
represents and warrants to the Company as follows:

          (A) INVESTMENT INTENT. Optionee is purchasing or acquiring the Options
              -----------------
and the Option Shares thereunder for the Optionee's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. Optionee hereby consents to the imposition of a legend substantially similar to the following on each certificate for shares of Common Stock and Optionee agrees to abide by the restrictions contained therein:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE OTHERWISE WITH OTHER SUCH LAWS COVERING THE OPTIONS

     AND/OR THE COMMON STOCK ISSUABLE UPON ITS EXERCISE, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CROWN LABORATORIES, INC. THAT AN EXEMPTION IS AVAILABLE UNDER THE SECURITIES ACT OR OTHER SUCH LAWS.

In addition, such certificates shall bear any other legends as may be required by law.

          (B) AUTHORIZATION.  Optionee has the power and authority to enter into
              -------------
this Agreement and to perform all of optionee's Obligations hereunder.

          (C) RESTRICTED SECURITIES.  Optionee understands that the Options and
              ---------------------
Option Shares thereunder have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. Optionee acknowledges that the Option Shares, when received, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available ("Restricted Shares"). Optionee has been advised of or is aware of the provisions of Rule 144 promulgated under the Securities Act, which rule permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions contained therein.

          (D) BROKERAGE.  There are no valid claims for brokerage commissions,
              ---------
finder's fees or similar compensation in connection with the transactions contemplated by this agreement based upon any arrangement or agreement made by or on behalf of Optionee, and Optionee agrees to indemnify and hold harmless the Company against any liability or expense to it arising out of such a claim to the extent that such claim arises out of actions or alleged actions of such Optionee.

          (E) EXPERIENCE; EVALUATION OF INVESTMENT; RISK OF LOSS.  Optionee has
              --------------------------------------------------
carefully reviewed the representations concerning the Company contained in this Agreement, and has made detailed inquiry concerning the Company, its business and its personnel. The officers of the Company have made available to Optionee any and all written information which Optionee has requested and have answered to Optionee's satisfaction all inquiries made by such Optionee. Optionee acknowledges that it has had the opportunity to ask questions of and receive answers from the Company. Optionee understands that an investment in the Company involves a substantial degree of risk and Optionee represents and warrants that Optionee has adequate net worth and means of providing for Optionee's current needs and personal contingencies to sustain a complete loss of Optionee's investment in the Company. Optionee further represents and warrants that Optionee's overall commitment to investments which are not readily marketable is not disproportionate to Optionee's net worth and Optionee's investment in the Option Shares will not cause such overall commitment to become excessive.

          (F) OPTIONEE STATUS.  Optionee is an accredited investor within the
              ---------------
definition set forth in Rule 501(a) under the Securities Act. Simultaneously with the execution of this Agreement, Optionee has executed a Suitability Questionnaire (attached hereto as Exhibit C) which evidences that status and contains certain representations and warrants by the Optionee.

       6. COMPLIANCE WITH SECURITIES LAWS.
          -------------------------------

          (A) SECURITIES LAW CONDITIONS.  The Company's obligation to issue
              -------------------------
Option Shares upon exercise of the Options is expressly conditioned upon (i) the completion by the Company of any registration or other qualification of such shares under any state and/or Federal law or rulings or regulations of any government regulatory body and (ii) the completion by the Company of any original or supplemental listing applications of such shares.

          (B) GENERAL.  No Option Shares shall be issued upon exercise of the
              -------
Options unless and until the Company is satisfied, in its reasonable discretion, that there has been compliance with all legal requirements applicable to the issuance of such Option Shares.

       7. REGISTRATION RIGHTS.
          -------------------

          (A) GENERAL.  Subject to the provisions of Sections 5 and 6 hereof,
              -------
the Company will use commercially reasonable efforts to register the Option Shares under a "resale" prospectus pursuant to the Securities Act with the Securities and Exchange Commission within ninety (90) days after the delivery to the Company by the Optionee of a Notice of Intent stating its intention to exercise the Options. Such Notice of Intent shall be in the form of Exhibit A hereto. Any rights to require registration hereunder shall terminate with respect to any shares of Common Stock that may be sold pursuant to Rule 144 under the Securities Act without any further holding period thereunder. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of Option Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or any federal, state, or local law, to complete a previously filed indemnity, or to avoid the premature disclosure of a possible material transaction.

          (B) REGISTRATION COSTS.  If, within two (2) years of the Optionee's
              ------------------
delivery of a Notice of Intent, the Optionee shall not have delivered to the Company an Exercise Notice, together with payment in full of the applicable Exercise Price, and if the Company has complied with the provisions of Section 7(a) hereof (including the 90-day requirement), the Optionee shall pay to the Company, in the form of cash or in immediately available funds, fifty percent (50%) of the registration costs incurred by the Company pursuant to Section 7(a) hereof, including any federal or state fees, attorneys' costs, or printing expense.

      8.  RESTRICTION UPON RIGHT OF RESALE.
          --------------------------------

          (A) NOTICE.  The Optionee shall give the Company written notice of its
              ------
intention to sell or dispose of any of the Option Shares not less than seven (7) days prior to any such sale or disposition.

          (B) RESTRICTIONS.  The Optionee may resell the Option Shares in an
              ------------
amount per month not to exceed 10% of the number of Option Shares originally purchased by the Optionee; provided however, that in any one, and only one,
                           -------- -------
month, the Optionee may sell an amount not to exceed thirty-five (35%) of the number of Option Shares originally purchased by the Optionee.

       9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
          ------------------------------------------

          (A) CERTAIN CHANGES.  In the event of any change in the Common Stock
              ---------------
by reason of any stock dividend, stock split, merger, recapitalization, combination, exchange of shares or any similar transaction, the type and number of shares or securities subject to the Options, and the Exercise Price per share provided herein, shall be adjusted appropriately and proper provision shall be made in the agreements governing such transaction so that the Optionee shall receive, upon exercise of the Options, the number and class of securities or property that the Optionee would have received in respect of the shares of Common Stock issuable to the Optionee if the Options had been exercised immediately prior to such event or the record date therefor, as applicable. In addition, without limiting any restriction on the Company contained in this Agreement, in the event of any change in the Common Stock by reason of any stock dividend, stock split, merger, recapitalization, combination, exchange of shares or similar transaction, equitable adjustment shall be made to the other provisions hereof to carry out the original intent of this Agreement.

          (B) CERTAIN TRANSACTIONS. If the Company shall enter into an agreement
              --------------------
(i) to consolidate with or merge with and into a person and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person to merge with and into the Company and the Company shall be the continuing or surviving corporation, but, in connection with such merger, the then-outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any other property, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, then, the agreement governing such transaction shall make proper provision so that upon the consummation of such transaction and upon the subsequent exercise of the Options, the Optionee shall be entitled to receive, for each share of Common Stock underlying the Options, an amount of consideration in the form of and equal to the per share amount of consideration that would be received by the holder of one share of Common Stock (and, in the event of an election or similar arrangement with respect to the type of consideration to be received by the holders of Common Stock, subject to the foregoing, proper provision shall be made so that the Optionee would have the same election or similar rights as would the holder of the number of shares of Common Stock for which either of the Options are then exercisable).

     10.  NO STOCKHOLDER RIGHTS.  The Optionee shall have no rights or
          ---------------------
privileges as a stockholder with respect to any shares of Common Stock subject hereto until the Optionee has purchased, and become the holder of record of, such shares, and no adjustment shall be made for dividends or distribution of rights in respect to such shares if the record date therefor is prior to the date which the Optionee becomes the holder of record.

     11.  BINDING EFFECT; NO ASSIGNMENT; NO THIRD PARTY BENEFICIARIES.
          -------------------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party, and any such attempted assignment in violation of this Agreement shall be void and of no force or effect. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever.

     12.  SPECIFIC PERFORMANCE.  The parties hereto recognize and agree that if
          --------------------
for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, whether at law or in equity, the other party shall be entitled to an injunction to prevent or restrain any violation or threatened violation of the provisions of this Agreement, and to enforce specifically the terms and provisions hereof, in any court of the State of New York or of the United States of America within the Southern District in the State of New York. In the event that any action should be brought in equity to enforce the provisions of this Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

     13.  MISCELLANEOUS
          -------------

          (A)  ENTIRE AGREEMENT.  This Agreement, together with the Equipment
               ----------------
Lease, and their respective exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, whether oral or written, of the parties pertaining to that subject matter. No agent or employee of the Company or the Optionee is authorized to waive, alter or add any terms or conditions printed herein.

          (B) AMENDMENTS.  This Agreement may only be modified or amended by a
              ----------
writing signed by both parties.

          (C) NOTICES. All notices and other communications hereunder shall be
              -------
in writing and shall be deemed given if (a) delivered personally, (b) if sent by overnight courier service (receipt confirmed in writing), (c) if delivered by facsimile transmission (with receipt confirmed), or (d) five (5) days after being mailed by registered or certified mail (return receipt requested) to the parties in each case to the following addresses (or at such other address for a party as shall be specified by like notice):

     if to the Company:

          Crown Laboratories, Inc.
          6780 Caballo Street
          Las Vegas, Nevada 89119
          Facsimile No. (702) 696-9300
          Attention: Craig E. Nash, Chief Executive Officer

     with a copy to:

          Fried, Frank, Harris, Shriver & Jacobson
          1001 Pennsylvania Avenue, Suite 800
          Washington, D.C.  20004-2505
          Facsimile No. (202) 639-7003/7004
          Attention: Richard A. Steinwurtzel

     if to the Optionee:

          EWE Trust Number 1
          300 Greco Avenue
          Coral Gables, FL  33146
          Facsimile No. (305) 444-5934
          Attention: Edward W. Easton, Trustee

     with a copy to:

          Greenberg, Traurig, Hoffman, Lipoff,
          Rosen & Quentel, P.A.
          1221 Brickel Avenue
          Miami, FL  33131
          Facsimile No. (305) 579-0717
          Attention: Richard J. Giusto

          (D) SUCCESSORS AND ASSIGNS.  The rights and obligations of the Company
              ----------------------
under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company.

          (E) APPLICABLE LAW. This Agreement shall be governed by and construed,
              --------------
and any controversy arising out of or otherwise relating to this Agreement shall be determined, in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State and without regard to its choice of law principles. Each party hereto consents and submits to the exclusive jurisdiction of any court of the State of New York or of the United States of America within the Southern District in the State of New York for the adjudication of any action, suit, proceeding, claim or dispute arising out of or otherwise relating to this Agreement.

          (F) PARAGRAPH HEADINGS.  The paragraph headings used in this Agreement
              ------------------
are for convenience or reference, and are not to be construed as part of this Agreement.

          (G) FURTHER ASSURANCES. Each party agrees to execute and deliver all
              ------------------
such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

          (H) COUNTERPARTS.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under seal effective as of the date written on the first page of this Agreement.


                                    CROWN LABORATORIES, INC.


                                    By:  /s/ Craig E. Nash
                                        --------------------------
                                    Name: Craig E. Nash
                                    Title: Chief Executive Officer


                                    EWE TRUST NUMBER 1


                                    BY:  /s/ Edward W. Easton
                                        ---------------------------
                                    Name: Edward W. Easton, Trustee

                                   EXHIBIT A
                                   ---------
                               NOTICE OF INTENT

Crown Laboratories, Inc.
6780 Caballo Street
Las Vegas, Nevada 89119

Attention:  President
----------

Gentlemen:

    Pursuant to our Stock Option Agreement dated as of July 25, 1997, I hereby intend to exercise the Option as follows:

--------------------------------------------------------------------------------
             Number of Shares              Per Share    Total
             Which I Elect to Purchase  x  Price    =   Price

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




Executed as of this     date of            , 199 .
                    ---         -----------     -


                                                Very truly yours,

                                                ------------------------
                                                Name:
                                                Title:
                                                Address:

                                   EXHIBIT B
                                   ---------
                                EXERCISE NOTICE

Crown Laboratories, Inc.
6780 Caballo Street
Las Vegas, Nevada 89119

Attention:  President
----------

Gentlemen:

    Pursuant to our Stock Option Agreement dated as of July 25, 1997, I hereby elect to exercise the Option as follows:

--------------------------------------------------------------------------------
             Number of Shares              Per Share     Total
             Which I Elect to Purchase  x  Price      =  Price

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



    Enclosed with this Notice of Exercise is full payment of the total price of the shares described above as provided the Stock Option Agreement or in the form
of a check in the amount of $          payable to the order of the Company.
                              --------

    Kindly issue a certificate or certificates to me representing the shares of Common Stock which I am acquiring by this exercise, and deliver it to the address provided below.

Executed as of this     date of            , 199 .
                    ---         -----------     -


                                                  Very truly yours,

                                                  ---------------------------
                                                  Name:
                                                  Title:
                                                  Address:

                                   EXHIBIT C
                                   ---------

                           CROWN LABORATORIES, INC.

                           SUITABILITY QUESTIONNAIRE
                           -------------------------



Background
----------

     The offer and sale of up to 734,400 shares of common stock, par value $0.001 per share ("Common Stock"), of Crown Laboratories, Inc., a Delaware corporation (the "Company"), pursuant to the terms and conditions of the Stock Option Agreement between the Company and EWE Trust Number 1, a Florida trust (the "Investor"), is being made by the Company pursuant to the private placement exemption from registration in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder by the Securities and Exchange Commission ("SEC"), and pursuant to exemptions under applicable state securities laws. The following information is requested in order to determine whether the Investor qualifies as an "accredited investor" for purposes of utilizing the above-referenced exemptions.

Representations
---------------

     The undersigned acknowledges that this questionnaire is designed to enable the Company to comply with the above-referenced exemptions and that the Company and its advisers thus will rely upon the information contained herein. In this connection, the undersigned represents and warrants to the Company that the information contained herein is true and accurate and may be relied up on by the Company and its advisers. The undersigned agrees to notify the Company immediately of any material change in any such information prior to the purchase of any of the shares of Common Stock which may be obtained by the Investor upon exercise of the Option (the "Option Shares").

     The undersigned understands and further agrees that, although the Company will use its best efforts to keep the information provided in the answer to this questionnaire strictly confidential, the Company, on its behalf, may present this questionnaire and the information provided in it to such parties as the Company deems advisable if it is called up on to establish the availability under any federal or state securities laws of an exemption from registration or if the contents thereof are relevant to any issue in any threatened or pending action or other proceeding to which the Company or any of its respective advisers is or may become a party.

     The undersigned acknowledges and also agrees that this questionnaire does not constitute an offer by the Company to sell Common Stock, but is a request for information.

Instructions
------------

PLEASE PRINT OR TYPE ALL ANSWERS AND RETURN THE EXECUTED SUITABILITY QUESTIONNAIRE TO:

          Richard A. Steinwurtzel
          Fried, Frank, Harris, Shriver & Jacobson
          1001 Pennsylvania Avenue, N.W., Suite 800
          Washington, D.C.  20004-2505
          PHONE:  (202) 639-7120
          TELECOPIER:  (202) 639-7003/7004

     (1) If the Investor is or represents an entity, Questions 4 through 8 must be answered.

     (2) If the answer to Question 6 is yes, then responses to Questions 11 through 23 must be provided with respect to each beneficial owner of the
                                            ----
entity.

     (3) If the answer to Question 6 is no, then the information requested in Questions 11 through 23 should be provided, where applicable, with respect to the entity.

     (4) An entity investor shall furnish a copy of its organizational documents, or appropriate certificates in lieu thereof, reflecting its authority to enter into the above-referenced investment.

Information Required of the Investor
------------------------------------

                                   CAPACITY
                                   --------

     1.  Name of the Investor:

     ---------------------------------------------------------------------------

     2.  Are you acting for your own account?

                                         Yes        No
                                             ------    ------

     3. If you are not acting for your own account, please specify the capacity in which you are acting (i.e., agent, trustee, partner, corporate officer or
                         ----
joint tenant).

     4.a. If you represent an entity, when was the entity formed? (Please provide the filing date of the entity's articles of incorporation or the agreement of partnership, where applicable.)

     4.b. If you represent an entity, what is the name of the entity?

     4.c. Specify whether the entity is a corporation, general partnership, limited partnership, association, joint stock company, trust or other incorporated association.

     5. In what state, territory, possession or foreign country was the entity formed?

     6. If the Investor is an entity such as a corporation, partnership, association, joint stock company, trust or other incorporated association, was such Investor organized for the purpose of acquiring the Option and the Common Stock?

                                         Yes            No
                                             --------      --------

     7. If the answer to Question 6 is yes, or if the Investor is an entity which is an Accredited Investor (as defined in Rule 501(a) under the Securities
Act) because all the equityholders of the Investor are Accredited Investors, please list in the space provided below (or on attached sheets) the names, addresses and telephone numbers of each beneficial owner of the Investor and his
                                   ----
percentage equity interest in such Investor and supply the information requested
                                            ---
in Questions 11 to 23 below with respect to each beneficial owner of the entity.
                                            ----
You may have each such beneficial owner complete and sign a photocopy of this form.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     8. Taxpayer Identification or Social Security No.:


     ---------------------------------------------------------------------------


     9a. Address to which all correspondence should be sent:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     9b. Home telephone number:
                                ------------------------------------------------

     9c. Office telephone number:
                                 -----------------------------------------------

     9d. Fax telephone number:
                              --------------------------------------------------

                     FINANCIAL DATA AND INVESTMENT HISTORY
                     -------------------------------------

     10. Is the Investor's present net worth in excess of $5,000,000? Natural persons may use their joint net worth with their spouse and should use $1,000,000 as the reference amount. Joint net worth is the sum of individual net worth of both spouses.

                                         Yes             No
                                              -------        -------

     11. Does the Investor have adequate liquid assets (defined as cash and cash equivalents and marketable securities) to meet its current needs and contingencies without considering the assets proposed to be invested in the Option and the Option Shares?

                                         Yes             No
                                              -------        -------

     12. Have you filed or been involved (within the past two years) in, or threatened with, or are considering, personal bankruptcy proceedings?

                                         Yes             No
                                              -------        -------

     13. Are there any lawsuits outstanding or threatened against the Investor, or are there any claims against or contingent liabilities of the Investor which could materially affect its net worth as reported in this questionnaire so as to bring it below $5,000,000 (in the case of a natural person, $1,000,000)? If yes, please provide details in response to question, below.

                                         Yes             No
                                              -------        -------

     14. Please indicate below any additional matter of a financial nature that is relevant to an analysis of the Investor's financial position:



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     15. Do any significant contingent liabilities exist for which you may be obligated?

                                         Yes             No
                                              -------        -------

     If yes, please indicate type and amount.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     16. Have you previously invested in securities offered through private placements (other than Crown Laboratories, Inc.)?

                                         Yes             No
                                              -------        -------

     If so, indicate the approximate amount invested:  $
                                                        -------------

                  INVESTMENT IN THE OPTION AND OPTION SHARES
                  ------------------------------------------

     17.  Are you currently a beneficial and record holder of the Common Stock?

                                         Yes             No
                                              -------        -------

     18. Do you understand the nature of this particular investment in the Option and Option Shares and the risks associated with such an investment?

                                         Yes             No
                                              -------        -------

     19. Do you understand that there is no guarantee of any financial return on this investment?

                                         Yes             No
                                              -------        -------

     20. Do you understand that this investment is not liquid, and, therefore, must be held indefinitely and may not be relied upon for your current needs and contingencies?

                                         Yes             No
                                              -------        -------

     21. Are the Option and Option Shares being purchased for investment and not with the intent to resell them?

                                         Yes             No
                                              -------        -------


     22. Do you understand that the Option Shares have not been registered and, therefore, cannot be sold unless they are registered under the Securities Act or unless an exemption from registration is available?

                                         Yes             No
                                              -------        -------


     23. Do you understand that the Option Shares will bear a legend stating that they have not been registered and are restricted as to transfer?

                                         Yes             No
                                              -------        -------

     IN WITNESS WHEREOF, I have executed this Suitability Questionnaire as of the 25th day of July, 1997, and declare that it is true and correct.

                              FOR INDIVIDUALS ONLY:

(Check One)                   Signature of Investor

----- Individual              ------------------------------------
----- Joint tenants with      ------------------------------------
      right of survivorship   Name:

----- Tenants
      in Common               FOR OTHER INVESTORS:

----- As custodian,           Signature of Investor
      trustee or agent
                              ------------------------------------
----- Corporation             ------------------------------------
                              Name:
----- Partnership             Title:

                              CROWN LABORATORIES, INC.

                              By:
                                   -------------------------------
                                   -------------------------------
                                   Name:
                                   Title: